NEW FORTRESS ENERGY PROVIDES BUSINESS UPDATE

NEW YORK, Oct. 29, 2026 — New Fortress Energy Inc. (NASDAQ: NFE) today announced that it has agreed to lease ten mobile turbines that can generate up to 300 megawatts of power to a US-based investment-grade company. The lease is for an initial period of five years.

The turbines are expected to be delivered in stages beginning in the fourth quarter of 2026 and finalized in the first quarter of 2027. The transaction is expected to be accretive to NFE’s earnings and enhance its liquidity profile.

“We evaluated several opportunities for these turbines, and we believe that partnering with an investment-grade counterparty in the United States best aligned with NFE’s priorities,” said Wes Edens, Chief Executive Officer of NFE. “It provides the Company significant, high-quality cash flows, puts our assets to work more quickly than alternative uses, and serves the growing demand for power in the USA.”

FLNG 1 Update

NFE confirmed its FLNG 1 liquefier remains on track to return to service in the fourth quarter of 2026 based on its most recent discussions with the manufacturer of the turbine.

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About New Fortress Energy Inc.
New Fortress Energy Inc. (NASDAQ: NFE) is a global energy infrastructure company founded to address energy poverty and accelerate the world’s transition to reliable, affordable, and clean energy. The Company owns and operates natural gas and liquefied natural gas (LNG) infrastructure and an integrated fleet of ships and logistics assets to rapidly deliver turnkey energy solutions to global markets. Collectively, the Company’s assets and operations reinforce global energy security, enable economic growth, enhance environmental stewardship and transform local industries and communities around the world.

Cautionary Statement Regarding Forward Looking Statements
This press release includes “forward-looking statements,” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act of 1934, as amended, including, in particular, any statements about our plans, strategies, objectives, initiatives, roadmap and prospects. We generally use the words “may,” “will,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “plan,” “intend,” “aim” and similar expressions in this press release to identify forward-looking statements. We have based these forward-looking statements on our current views with respect to future events and financial performance. Actual results could differ materially from those projected in the forward-looking statements. These forward-looking statements include, but are not limited to, statements related to the timeline for delivery and anticipated deployment of the Company’s mobile turbines; the Company’s expectations regarding the timing of the lease payments for the mobile turbines and their impact on the

Company’s earnings and liquidity profile; and the Company’s continuing efforts and timeline for a return to service of the Fast FLNG unit.

The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, including but not limited to unforeseen delays in the delivery of the mobile turbines and related lease payments; the Company’s ability to resolve the mechanical issue at the Fast FLNG unit and return it to regular operations; and other unknown and unforeseen risks related to the lease and deployment of the mobile turbines and operation of the Fast LNG unit. Additional risks that could cause future results to differ from those expressed by any forward-looking statement are described in the Company’s annual and quarterly reports filed with the Securities and Exchange Commission. You should not put undue reliance on any forward-looking statements. You should understand that many important factors, including those identified herein, could cause our results to differ materially from those expressed or suggested in any forward-looking statement. Except as required by law, we do not undertake any obligation to update or revise these forward-looking statements to reflect new information or events or circumstances that occur after the date of the filing of this press release or to reflect the occurrence of unanticipated events or otherwise.

Investors
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